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                                 SUMMIT DESIGN, INC.
                       AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     This Amendment No. 1 (the "Amendment") to the Employment Agreement dated February 29, 1999 (the "Employment Agreement") is entered into on April 30, 1999, effective as of such date, between SUMMIT DESIGN, INC., a Delaware corporation (the "Company"), and Larry J. Gerhard ("Gerhard").

     1. In consideration of Gerhard agreeing to temporarily postpone his vacation, the Company and Gerhard agree that the reference to "January 2000" in
Section 4 of the Employment Agreement is hereby amended to be "July 1, 1999."

     2. Except as expressly provided in this Amendment, the Employment Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of April 30, 1999.

"COMPANY":                              SUMMIT DESIGN, INC.
                                   a Delaware Corporation

                                   By:    /s/ Amihai Ben-David
                                      ---------------------------------------

                                   Name:     Amihai Ben-David

                                   Title:    Compensation Committee Member



                                   By:    /s/ William V. Botts
                                      ---------------------------------------

                                   Name:     William V. Botts

                                   Title:    Compensation Committee Member



"GERHARD":
                                        /s/ Larry J. Gerhard
                                        -------------------------------------
                                        Larry J. Gerhard